Exhibit 10.1

THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This Third Amendment to Securities Purchase Agreement (this “Third Amendment”) is entered into as of October 13, 2025 (the “Third Amendment Effective Date”) by and among Evofem Biosciences, Inc., a Delaware corporation (the “Company”), Adjuvant Global Health Technology Fund, L.P., and Adjuvant Global Health Technology Fund DE, L.P. (the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are party to that certain Securities Purchase Agreement, dated as of October 14, 2020, as amended by that First Amendment to Securities Purchase Agreement, dated as of April 4, 2022, and by that Second Amendment to Securities Purchase Agreement, dated as of September 15, 2022 (as amended, the “Purchase Agreement”), pursuant to which the Purchasers purchased certain convertible promissory notes (the “Notes”; together with the Purchase Agreement, the “Transaction Documents”) of the Company;

WHEREAS, pursuant to Section 10.8 of the Purchase Agreement, any term of the Purchase Agreement or the Notes may be amended only with the written consent of the Company and the Purchasers holding a majority of the outstanding balance, in the aggregate, of all Notes issued pursuant to the Purchase Agreement (the “Requisite Purchasers”);

WHEREAS, the undersigned Purchasers constitute the Requisite Purchasers; and

WHEREAS, the Company and the Purchasers wish to amend the Purchase Agreement to address the provisions set forth herein effective as of the Third Amendment Effective Date.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions; References; Continuation of Purchase Agreement. Unless otherwise specified herein, each capitalized term used herein that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement”, the “Securities Purchase Agreement” and each other similar reference, contained in the Purchase Agreement and any other Transaction Document shall from and after the date hereof refer to the Purchase Agreement as amended hereby. Except as amended or waived hereby, all terms and provisions of the Purchase Agreement and the Notes shall continue unmodified and remain in full force and effect.

2. Amendment to the Purchase Agreement.

2.1 Amendment to Section 3.1 of the Purchase Agreement. Effective as of the Third Amendment Effective Date, Section 3.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

Term. The Notes and all accrued and unpaid interest thereon and any and all other sums payable to the Purchasers hereunder shall be due and payable in full on the earliest to occur of: (a) the date that is six months after the Third Amendment Effective Date, (b) at the election of the Purchasers, the date of the consummation of a Change of Control, and (c) the date of any acceleration of the Notes in accordance with Section 8 (the “Maturity Date”). Subject to Section 3.3, the Notes may not be prepaid prior to the date that is six months after the Third Amendment Effective Date without the prior written consent of the Purchasers.

3. Miscellaneous.

3.1 Governing Law. This Third Amendment shall be governed in all respects by and construed in accordance with the laws of the State of New York without regard to provisions regarding choice of laws.

3.2 Continued Validity of Transaction Documents. Unless otherwise modified or supplemented by the terms of this Third Amendment, all terms and conditions of the Transaction Documents shall continue in full force and effect.

3.3 Titles and Subtitles. The titles of the sections and clauses of this Third Amendment are for convenience of reference only and are not to be considered in construing this Third Amendment.

3.4 Counterparts. This Third Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Delivery by facsimile or e-mail of an executed counterpart of a signature page shall be effective as delivery of an original executed counterpart.

3.5 Severability. Should any provision of this Third Amendment be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Third Amendment.

[Signature page follows.]

2

IN WITNESS WHEREOF, the parties have executed this Third Amendment to Securities Purchase Agreement to be effective as of the date first above written.

EVOFEM BIOSCIENCES, INC.

By:	/s/ Saundra Pelletier
Name:	Saundra Pelletier
Title:	Chief Executive Officer

Address:

12400 High Bluff Drive, Suite 600

San Diego, CA 92130

Email:

Signature Page to Third Amendment to Securities Purchase Agreement

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND, L.P.
as a Purchaser

By:	Adjuvant Capital GP, L.P., its General Partner
By:	Adjuvant Capital Management, LLC, its General Partner

By:	/s/ Kabeer Aziz
Name:	Kabeer Aziz
Title:	Vice President & Secretary

Address:

500 Fifth Avenue, Suite 4000

New York, NY 10110

Email:

Signature Page to Third Amendment to Securities Purchase Agreement

ADJUVANT GLOBAL HEALTH TECHNOLOGY FUND DE, L.P.
as a Purchaser

By:	Adjuvant Capital GP, L.P., its General Partner
By:	Adjuvant Capital Management, LLC, its General Partner

By:	/s/ Kabeer Aziz
Name:	Kabeer Aziz
Title:	Vice President & Secretary

Address:

500 Fifth Avenue, Suite 4000

New York, NY 10110

Email:

Signature Page to Third Amendment to Securities Purchase Agreement